EX-23
          6

             LETTER OF CONSENT

                                LETTER OF CONSENT
                        RE: AUDITED FINANCIAL INFORMATION

         We hereby consent to the incorporation by reference of our report as of December 31, 1999 relating to the audited financial statements of IMTL that are included in the Form 10-KSB for the year ended December 31, 1999, in the April 14, 2000 filing of IMTL on Form S-8.

Caruso and Caruso, CPA

/s/ Michael Caruso, CPA

----------------------
By: Michael Caruso, CPA
6971 N. Federal Highway, Suite 402

Boca Raton, FL 33487
Telephone: (561) 995-1070
Facsimile: (561) 994-5506

          In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of this Registrant and in the capacities and on the dates indicated.

Dated: April 19, 2000                  By:

       ---------------                 ---------------------


                                     MAJORITY OF BOARD OF DIRECTORS:

Dated:  April 19, 2000                 By:

                                       /s/ Tim Jewell
        ---------------                ---------------------
                                       Tim Jewell

Dated:  April 19, 2000                 By:

                                         /s/ Frederic Richardson
        --------------                   -----------------
                                         Frederic Richardson

--------------------------------------------------------------------------------
                                                                         PAGE 23

INTERNATIONAL MERCANTILE CORP -S-8- REGISTRATION STATEMENT DATE FILED: 4/19/2000
--------------------------------------------------------------------------------

Dated:  April 19, 2000                 By:

                                         /s/ Max Apple
        --------------                   -----------------
                                         Max Apple

Dated:  April 19, 2000                 By:

                                         /s/ Ed Hutya
        ---------------                  ------------------
                                         Ed Hutya
--------------------------------------------------------------------------------
                                                                         PAGE 24